UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 23, 2007
PRAXAIR, INC.
(Exact name of registrant as specified in its charter)
DELAWARE
(State or Other jurisdiction of incorporation)

1-11037	06-124-9050

(Commission File Number)	(IRS Employer Identification No.)

39 OLD RIDGEBURY ROAD, DANBURY, CT	06810-5113

(Address of principal executive offices)	(Zip Code)
(203)837-2000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On May 23, 2007, the Compensation & Management Development Committee of the Board of Directors approved an updated arrangement whereby Stephen F. Angel, in recognition of his assuming the position of Chairman of the Board effective May 1, 2007, may receive, over time and in connection with certain events, additional service credit under the pension plan according to the terms set forth in the Service Credit Arrangement filed herewith as Exhibit 10.20.
ITEM 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

10.20	Service Credit Arrangement for Stephen F. Angel dated May 23, 2007
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRAXAIR, INC.
Registrant

Date: May 23, 2007	By:	/s/ James T. Breedlove

James T. Breedlove
Senior Vice President, General Counsel
and Secretary

Exhibit Index

Exhibit No.	Description

10.20	Service Credit Arrangement for Stephen F. Angel dated May 23, 2007